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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                                 April 12, 2000
                Date of Report (Date of earliest event reported)




                             U.S. Technologies Inc.
               (Exact name of Registrant as Specified in Charter)




    Delaware                         0-15960                    73-1284747
(State or Other                    (Commission                 (IRS Employer
Jurisdiction of                    File Number)             Identification No.)
 Incorporation)



          1130 Connecticut Avenue, NW, Suite 700, Washington, DC 20036 (Address of principal executive offices including zip code)



                                 (202) 466-3100
              (Registrant's telephone number, including area code)


                                 Not applicable
             (Former name or address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


This amendment is being filed to revise items (a) and (b) in Item 7 in the initial filing of this Form 8-K. Except as amended below, the Form 8-K is unchanged.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

(a)      Financial Statements of Business Acquired.

         Financial statements of E2Enet, Inc. as of December 31, 1999 and 1998.

(b)      Pro Forma Financial Information.

         Pro Forma consolidated financial statements as of December 31, 1999.

(c)      Exhibits.

99.1 Financial statements of E2Enet, Inc. as of December 31, 1999 and 1998.

99.2 Pro Forma consolidated financial statements as of December 31, 1999.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    U.S. TECHNOLOGIES INC.



                                    By: /s/ Gregory Earls
                                       ----------------------------------------
                                       Gregory Earls
                                       Chairman and Chief Executive
                                        Officer

Dated: March 26, 2001
       Washington, DC


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